Exhibit 10.3

GLOBAL HYATT CORPORATION

Non-Employee Director

Restricted Stock Unit Award Agreement

Participant:

The following sets forth the terms of your Global Hyatt Corporation Restricted Stock Unit (“RSU”) Award.

RSU AWARD:

Grant Date:

RSUs Granted:

The Restricted Stock Unit Award that is described and made pursuant to this Restricted Stock Unit Award Agreement (as amended from time to time, this “Award Agreement”) is issued under the Amended and Restated Global Hyatt Corporation Long-Term Incentive Plan (as amended from time to time, “LTIP”) and the Global Hyatt Corporation Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”). By your signature on this Award Agreement:

•	you consent to be bound by all of the terms and conditions of this Award Agreement, the LTIP and the Deferred Compensation Plan;

•

without any further action on your part, you agree to be deemed a party to, a signatory of and bound by the Amended and Restated Global Hyatt Corporation Incentive Award Stockholders’ Agreement dated as of March 11, 2008 (as amended from time to time, the “Stockholders’ Agreement”), and any shares of common stock of Global Hyatt Corporation issued upon settlement of the RSU shall be subject to the rights and restrictions contained therein; and

•

you acknowledge that you have received, read and understood the LTIP, this Award Agreement, the Deferred Compensation Plan and the Stockholders’ Agreement, and are familiar with the terms and provisions of each.

The following terms and conditions apply to the RSUs granted pursuant to this Award Agreement.

Company; Defined Terms:	Except as the context may otherwise require, references to the “Company” shall be deemed to include its subsidiaries and affiliates.

To the extent not defined herein, capitalized terms shall have the meanings ascribed to them in the LTIP or the Deferred Compensation Plan.

Type of Award:	Restricted Stock Units, or “RSUs”.

An RSU entitles the Participant to receive an equal number of shares of Common Stock at settlement, as described below.

Vesting:	The RSUs are fully vested and nonforfeitable at all times.

Settlement and Payment of RSUs:	RSUs shall be settled and shares of Common Stock delivered on [March 31, 2013 or Separation from Service].

Settlement will be accomplished through the issuance of shares of Common Stock to the Participant equal to the number of RSUs to be settled and paid. The Administrator may direct that the settlement shall be made in cash. The issuance of shares or payment of cash will be subject to tax withholding, as provided below.

Dividend Equivalent Rights:	To the extent that dividends are paid on Common Stock, Participant shall be entitled to receive with respect to the RSUs, dividend equivalent amounts equal to the regular cash dividend payable to holders of Common Stock (to the extent regular quarterly cash dividends are paid) as if Participant were an actual shareholder with respect to the number of shares of Common Stock equal to his outstanding RSUs (the “Dividend Equivalents”).

Restrictions on Shares; Stockholder’s Agreement; Lock-Up:	Prior to an IPO, shares of Common Stock issued upon settlement of RSUs will not be registered under any federal or state securities laws and will not be readily transferable. As provided in the LTIP and this Award Agreement, upon the Participant’s execution and delivery of the Award Agreement and as a condition of receipt of shares of Common Stock upon settlement of RSUs, the Participant will be deemed to be a party to, a signatory of, and bound by the Stockholders’ Agreement, which contains an acknowledgement of such restrictions and other terms and conditions attached to share ownership.

Without limiting any of the rights of the Company or the Administrator hereunder or under the LTIP or the Deferred Compensation Plan, upon receipt of shares of Common Stock, the Participant shall be deemed to have agreed that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant will (a) not sell, make any short sale of, loan, grant any option for the purchase of, otherwise dispose of, hedge or transfer any of the economic interest in (or agree or commit to do any of the foregoing) any shares of Common Stock received upon settlement of the RSUs or any other securities of Global Hyatt Corporation (other than those included in the registration, if any) held by the Participant without the prior written consent of the Company or such underwriters, as the case may be, for up to fourteen (14) days prior to, and, in the case of the Company’s IPO of equity securities, during the one hundred eighty (180) day period (or such longer period as may be required by the Administrator upon the advice of the managing underwriter(s)) following, the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, and (b) enter into and be bound by such form of agreement with respect to the foregoing as the Company or such managing underwriter may reasonably request. In the case of a registered public offering of the Company’s equity securities following the Company’s IPO, the lock-up period described in clause (a) above shall be ninety (90) days (or such longer period as may be required by the Administrator).

Call Right:	Following the termination of the Participant’s Service, the Company shall have the right to call any such shares in full or in part on the terms set forth in the Stockholder’s Agreement. Payment for any shares of Common Stock called by the Company shall be made on the terms set forth in the Stockholders’ Agreement.

Taxes:	The Participant is encouraged to consult with a tax advisor regarding the tax consequences of participation in the Plan.

Transferability of RSUs:	RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, provided that in the event of the Participant’s death, shares deliverable or amounts payable with respect to the RSUs shall be delivered or paid, as applicable, to the Participant’s designated beneficiary. The Administrator will advise Participants with respect to the procedures for naming and changing designated beneficiaries.

Signature page follows

Please return executed copies of this Award Agreement and attached Spousal Consent/ Acknowledgement to Robb Webb, Chief Human Resources Officer as soon as possible.

Global Hyatt Corporation	Participant:

By:
Name:
Title:	Date:

SPOUSAL CONSENT/ACKNOWLEDGEMENT

To be signed by Participant and, if married, by Participant’s Spouse:

I, the undersigned spouse (“Spouse”) of the undersigned Participant, hereby acknowledge that I have received, read and understand the LTIP, the Deferred Compensation Plan, this Award Agreement and the Stockholders’ Agreement, and am familiar with the terms and provisions of each. I am aware that such documents impose certain restrictions on the RSUs granted to my spouse and on any shares which may be issued upon settlement of the RSUs. I agree that my spouse’s interest in the RSUs and in any such shares shall be irrevocably bound by the Plan, the Deferred Compensation Plan, the Award Agreement and the Stockholders’ Agreement and further that my community property interest (if any) shall be similarly bound by such agreements.

The undersigned Spouse irrevocably constitutes and appoints my spouse, the undersigned Participant, as my true and lawful attorney and proxy in my name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to any and all of the RSUs and shares of Global Hyatt Corporation in which I now have or hereafter acquire any interest in (including but not limited to the right, without my further signature, consent or knowledge, to exercise any rights under or to agree to any amendments or modifications of any of the above-referenced documents), with all powers I would possess if personally present, it being expressly understood and intended by me that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by my disability, incapacity or death or dissolution of marriage and this proxy will not terminate without the consent of the Participant and Global Hyatt Corporation.

Global Hyatt Corporation is a third party beneficiary of this Spousal Consent/ Acknowledgement and shall have the right to enforce this Spousal Consent/Acknowledgement as if it were a signatory and party hereto.

Signature of Participant’s Spouse:

Print Name:

Married Participants:            I, the undersigned Participant, do hereby certify and acknowledge that the signature set forth above is the true and genuine signature of my Spouse.

Signature of Participant:

Print Name:

Unmarried Participants:            I, the undersigned Participant, do hereby certify and acknowledge that I am unmarried.

Signature of Participant:

Print Name: